Financial Instruments	12 Months Ended
Mar. 31, 2019
Disclosure Of Financial Instruments [Abstract]
Financial Instruments
20.	Financial Instruments

The Group's financial instruments consist of cash, short-term deposits, restricted cash, accounts receivable and other receivables, line of credit, accounts payable and accrued liabilities and long-term debt. The Group, through its financial assets and liabilities, has exposure to the following risks from its use of financial instruments: interest rate risk, credit risk, liquidity risk and currency risk. Senior management and Board are responsible for setting risk levels and reviewing risk management activities as they determine necessary.

Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Group is exposed to fluctuations in interest rates with respect to its bank borrowings and long-term debt. The interest rate risk profile of the Group's borrowings was as follows:

As at	March 31,
	2019	2018
	$	$
Senior secured revolving credit facility (note 9)	24,949	-
Line of credit (a)	-	24,066
Loans payable – tax credit financing (bank prime rate plus 1.5%)	-	1,956
	24,949	26,022

(a)

In January 2019, the line of credit’s outstanding balance was repaid, resulting in a discharge of the ranking hypothec on the universality of assets and a general security agreement covering receivables.

20.	Financial instruments (Cont’d)

Line of credit, to a maximum amount of $25 million, net of cash balances with the bank, which may be drawn in Canadian dollars and/or US dollars, bearing interest at the Canadian or US bank prime rate plus 1.35% on Canadian dollar and US dollar drawings, respectively, secured by a $40 million first ranking hypothec on the universality of assets and a general security agreement covering receivables except as disclosed in Note 9.

For the year ended March 31, 2019, management has determined that a 1% variance in the interest rates on the variable rate borrowings would have an impact of approximately $248,000 (2018 - $146,000) on loss before income taxes. This analysis assumes that all other variables remain constant. The analysis is performed on the same basis for the year ended March 31, 2018.

Liquidity risk

Liquidity risk is the risk that the Group is not able to meet its financial obligations as they become due or can do so only at excessive cost. The Group’s activities are financed through a combination of cash flows from operations, borrowings under existing credit facilities, the issuance of debt and the issuance of equity. One of management’s primary goals is to maintain an optimal level of liquidity through the active management of assets and liabilities as well as cash flows. At March 31, 2019, Alithya had an authorized secured senior revolving credit facility in the amount of $60,000,000 of which $24,950,000 drawn under the facility.

The following table summarizes the carrying amount and the contractual maturities of both the interest and principal portion of significant financial liabilities.

As at	March 31, 2019
	Total	2020	2021	2022	2023	2024	Thereafter
	$	$	$	$	$	$	$
Accounts payable and accrued liabilities	28,161	28,161	-	-	-	-	-
Senior secured revolving credit facility	29,149	1,493	1,493	26,163	-	-	-
Balance of purchase payable, non-interest bearing	4,100	1,000	1,000	-	2,100	-	-
	61,410	30,654	2,493	26,163	2,100	-	-

As at	March 31, 2018
	Total	2019	2020	2021	2022	2023	Thereafter
	$	$	$	$	$	$	$
Line of credit	24,066	24,066	-	-	-	-	-
Accounts payable and accrued liabilities	25,311	25,311	-	-	-	-	-
Loans payable – investment tax credit financing (bank prime rate plus 1.5%)	1,964	1,964	-	-	-	-	-
Unsecured loan payable, 9.5% interest, maturing in July 2020	12,217	950	950	10,317	-	-	-
Balance of purchase payable, non-interest bearing	7,350	1,000	3,250	-	3,100	-	-
	70,908	53,291	4,200	10,317	3,100	-	-

Credit risk

Credit risk is the risk of loss due to a counterparty's inability to meet its obligations. At March 31, 2019 and 2018, the Group's credit risk exposure consists mainly of the carrying amounts of cash and short-term deposits held with major Canadian banks and accounts receivable and other receivables.

20.	Financial instruments (Cont’d)

The credit risk in respect of cash balances and short-term deposits is minimal as they are held with reputable financial institutions.

With respect to accounts receivable, the Group is exposed to a concentration of credit risk on significant customers, as identified in Note 4, operating in Canada. However, any exposure associated with these customers is mitigated by the relative size of and the nature of business carried on by such customers. A significant portion of accounts receivable is due from banks with high credit-ratings, assigned by international credit-rating agencies, government agencies, telecommunications and retail.  In order to manage its exposure to credit risk and assess credit quality, the Group reviews counterparty credit ratings on a regular basis and sets credit limits when deemed necessary.

Historically, bad debts experienced by the Group have been negligible.

Currency risk

The Group is exposed to currency risk on its foreign operations which are denominated in a currency other than the Canadian dollar, mainly USD and Euro, and as such, is subject to fluctuations as a result of foreign exchange rate variations.

The following table illustrates the sensitivity of profit and equity in regards to the Group’s financial assets and financial liabilities and the USD/Canadian dollars exchange rate and Euro/Canadian dollars exchange rate ‘all other things being equal’. It assumes a +/- 6% change of the Canadian dollars/USD exchange rate for the year ended March 31, 2019. A +/- 7% change is considered for the Canadian dollars/Euro exchange rate (2018 - 14%). Both of these percentages have been determined based on the average market volatility in exchange rate in the previous twelve months. The sensitivity analysis is based on the Group’s foreign currency financial instruments held at each reporting date.

As at
	Profit for year			Equity
	USD	Euro	Total	USD	Euro	Total
March 31, 2019	(93)	48	(45)	(3,717)	(281)	(3,998)
March 31, 2018	-	48	48	-	(510)	(510)

20.	Financial instruments (Cont’d)

Fair Value of Financial Instruments

Fair Value Hierarchy - Financial instruments recorded at fair value on the consolidated statements of financial position are classified using a fair value hierarchy that reflects the significance of the inputs used in making the measurements. The fair value hierarchy has the following levels:

Level 1 - Valuation based on quoted prices observed in active markets for identical assets or liabilities.

Level 2 - Valuation techniques based on inputs that are quoted prices of similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; inputs other than quoted prices used in a valuation model that are observable for that instrument; and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 - Valuation techniques with significant unobservable market inputs. A financial instrument is classified at the lowest level of the hierarchy for which a significant input has been considered in measuring fair value.

As at		March 31,
	Hierarchy	2019	2018
Financial assets		$	$
Cash	Level 1	12,801	14,465
Short-term deposits	Level 1	1,324	-
Restricted cash	Level 1	2,165	2,124
		16,290	16,589
Accounts receivable and other receivables	Level 2	67,146	33,762

Financial liabilities
Line of credit	Level 1	-	24,066
Account payable and accrued liabilities	Level 2	28,161	25,311
Long-term debt*	Level 2	28,305	18,575
		56,466	43,886

* The fair value of long-term debt is estimated by discounting expected cash flows at rates currently offered to the Group for debts of the same remaining maturities and conditions.